EXHIBIT 10

Consent of Independent Registered Public Accounting Firm

The Board of Directors of OM Financial Life Insurance Company and Contract Holders of Old Mutual Financial Network Separate Account VA of OM Finanical Life Insurance Comany:

We consent to the use in the Registration Statement No. 333-142420 and 811-21952 on Form N-4 of our report dated April 30, 2009 with respect to the statutory statements of admitted assets, liabilities, and capital and surplus of OM Financial Life Insurance Company (the Company) as of December 31, 2008 and 2007, and the related statutory statements of operations, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2008, and the use of our report dated April 30, 2009 with respect to the statements of assets and liabilities of Old Mutual Financial Network Separate Account VA of OM Financial Life Insurance Company (comprised of the sub-accounts listed in Note 1) as of December 31, 2008, and the related statements of operations for the year ended December 31, 2008 and statements of changes in net assets and the financial highlights for each of the periods in the two-year period ended December 31, 2008, both appearing in the Statement of Additional Information, which is incorporated by reference herein, and to the reference to our firm under the heading, “Financial Statements” in the Statement of Additional Information.

Our report dated April 30, 2009 with respect to the statutory financial statements of OM Finanical Life Insurance Company includes explanatory language that states that the Company prepared the statutory financial statements using accounting principles prescribed or permitted by the Maryland Insurance Administration, which practices differ from U.S. generally accepted accounting principles. Accordingly, our report states that the statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that those financial statements are presented fairly, in all material respects, in conformity with statutory accounting principles.

/s/ KPMG LLP

Baltimore, Maryland

April 30, 2009